Exhibit 10.11

House Rental Contract

(Residential Use, Settled Based On Actual Expenses Incurred)

Date of Contract: April 12, 2023

(1) Address	〒 810-0064 2-13-7, Chuo-ku, Fukuoka City, Fukuoka Province
(2) Object No.	No. 6 , Jigyou Park Single-Family House	(3) Structure	wooden structure	2 Layers
Layout	3SLDK	House area	91.18㎡
(4) Contract period	From April 15, 2023 to April 14, 2025 2 years in total
House Rent	Monthly Amount 215,000 yen	Deposit	1 month	215,000 yen
Public administration expense sharing	Monthly Amount 5,000 yen	Gift Money	2 months	430,000 yen
(5) House Rent,	Neighborhood	Monthly Amount 150 yen	Fire Insurance	2 years 23,000 yen
etc.	committee dues
※24h residential rescue	Monthly Amount 880 yen	House Key Fee	33,000 yen

※ Parking space fee 1	Monthly Amount 11,000 yen	Rent Security Deposit	121,515 yen

※ Parking space fee 2	Monthly Amount 11,000 yen	Air Conditioner Cleaning Fee	*** yen
※Tax Included
Monthly Amount *** yen	Bicycle parking Fee	*** yen
Monthly Total	243,030 yen	*** yen
(6) Payment date	Regarding the above rent, the next month’s rent must be paid in full before the 27th of each month in the following manner. The payment handling fee shall be borne by tenant.
(7) Payment method	The rent payment method is automatic bank transfer.
(8) Transfer account	Bank account of Zenhoren Co., Ltd. ( Tel : 0570-098-300, Service time 9 :00～18:00
(9) Parking Spot	(Type of car) (license plate)	Parking Spot Number	number 1
(Type of car) (license plate)	(color)	Parking Spot Number	number 2
(10) tenant debt guarantee	Rent Guarantee Company	Company	Zenhoren Co., Ltd.
Joint Guarantor	Name	Xiao Yujun	limit	5832720 yen
Name	limit	5832720 yen

Guaranteed rent up to 24 months

Special Matters

1. Pets are strictly prohibited.
2. During the period of occupancy of the house, tenant shall purchase tenant fire insurance at its own expense and insure the house.
3. It is prohibited to be used as offices.
4. The key must be handed over when checking in, and the cost will be borne by tenant.
5. If the tenant has signed a guarantee contract with the housing quality assurance agency, the guarantee contract must be updated, otherwise, this contract shall be terminated immediately.
6. The payment method of this contract is automatic bank transfer.
If the tenant defaults on rent, the guarantee company needs to pay the rent and bear handling fees.
7. When renewing the contract, tenant shall pay 15,000 yen (excluding tax) to the lessor’s agent as the contract renewal fee.
8. The lessee must obtain the lessor’s consent before making any repairs to the property.
9. The lessee needs to pay the “hozenall 24h” fee during the lease period.

10. Bicycles and motorcycles in the parking lot are required to affix parking lot designated stickers (charges apply).
I agree to clean up bicycles and motorcycles that do not have the designated stickers on them.
Parking of motorcycles requires prior consent from the management company.
11. If we are unable to confirm the payment of the house payment, etc. before the due date, we will send a reminder message. In this case, lessor shall pay an administrative fee of 3,000 yen (excluding tax).
12. If the contract is less than one year from the date of signing to the end of the contract, the lessee needs to pay 1 month’s rent as compensation.
13. Car washing is prohibited at the parking lot.
14. If tenant needs a garage certificate, he should pay 5,000 yen (excluding consumption tax) to the lessor’s agent as a handling fee for issuing a garage use certificate. The lessor’s agent will issue the certificate after receiving the payment.
15. Since the house is a detached house, tenant will be responsible for the management around the house (including weeding, pruning, and cleaning).
16. Under this contract, a parking space contract must be concluded and the parking contract cannot be canceled separately.

Owner		Lessor	Name：Sakura Real Estate Co., Ltd. Legal representative: Keiichi Inoue Address：
tenant		Current Address
		Name	HUHU TECHNOLOGY CO., LTD.			Cell Phone
Telephone
		Company			Company phone
		Company address	2-20M 3F, Kuwamizu 2-chome, Chuo-ku, Kumamoto-shi
	Legal person	Position	legal representative		Telephone
		Name	Xiao Yujun		Fax
		Address			Mail
Joint guarantor		Current residence
				Relationship		Cell Phone
		Name	Xiao Yujun	President
Telephone
		Company	HUHU TECHNOLOGY CO., LTD.		Company Phone
		Company address	〒862-0954 2-20M 3F, Kuwamizu 2-chome, Chuo-ku, Kumamoto- shi		Guarantee Limit	5,832,720 yen : <

Joint guarantor ②	Current residence
		Relationship		Cell phone
	Name			Telephone
	Company		Company Phone
	Company address		Guarantee limit	yen

List of residents	Name	Date of birth	Relationship	Contact Number	Workplace or school
Xiao Yujun
Wang Yinglai
Xiao Bingchang

Emergency contact information	Current residence
	Name	Relationship With Myself	cell phone
Telephone

Intermediary	Certificate No. Fukuoka (5) No. 14652 Address: Company name Sakura Real Estate Co., Ltd. Legal representative Keiichi Inoue Phone number housing manager Certificate No. Name: Kobayashi Shota	Intermediary ②

Certificate No. Minister of Land, Infrastructure, Transport and Tourism (1) No. 10011

Address:

Company name Raku HOUSE Co., Ltd.
Legal representative Su Yaoletu

Phone number

housing manager

Certificate No.

Name Wang Lilan

Important Matters Statement (House Rental)

Tenant: Huhu Technology Co., Ltd.

The leasing business between the lessor and the lessee shall be conducted through the following real estate intermediaries. The following content is important, please make sure you fully understand it. The contents of this document contain previously printed explanations. Irrelevant clauses should be deleted with a slash or left blank.

	Business address: Tel: Company Name: Legal Representative	5th Floor, New Japan Building, 2-4-22 Daimyo, Chuo-ku, Fukuoka City, Fukuoka Province Sakura Real Estate Co., Ltd. Keiichi Inoue	Business address: Tel: Company Name: Legal Representative	2-2 Nakagofucho, Hakata -ku, Fukuoka City, Fukuoka Prefecture
Real Estate Transaction Agent	Certificate No.	Fukuoka (5) No. 14652	Certificate No	Minister of Land, Infrastructure, Transport and Tourism (1) No. 10011
	Certificate Date	July 3, 2022	Certificate Date	September 29, 2022
	Name	Kobayashi Shota	Name	Wang Lilan
	Registration Number	Fukuoka No. 052690	Registration Number	Fukuoka No. 043819
	Company Name: Business Address:	Sakura Real Estate Co., Ltd. 2-4-22 Daimyo, Chuo-ku, Fukuoka City, Fukuoka Province 5F New Japan Hall	Company Name Business Address	2-2 Nakagofucho, Hakata- ku, Fukuoka City, Fukuoka Prefecture
	Tel:		Tel:
	lessor		Intermediary
Name and location of the Housing Guarantee Association
Explanation	National Real Estate Transaction Guarantee Association (2-6-3 Iwaki-cho, Chiyoda-ku, eastern Kyoto Province)
About Depositories,
Name and location of regional headquarters
Etc.
National Real Estate Transaction Insurance Association Fukuoka Headquarters (1-13-10 Umaide, Higashi-ku, Fukuoka City)
Deposit payment location
Tokyo Legal Affairs Bureau (1-1-15 Kudan Minami, Chiyoda-ku, Tokyo)
Lessor Information
Address And Name		Sakura Real Estate, 5th Floor, New Japan Building, 2-4-22 Daimyo, Chuo-ku, Fukuoka City, Fukuoka Province
※ The lease contract for this property is signed by Sakura Real Estate Co., Ltd. on behalf of the above-mentioned lessor.
Housing information
name	Room 6, Dixing Park Single Building		Parking space	12th
address	2-13-7, Chuo-ku, Fukuoka City, Fukuoka Province		Structure	wooden frame2 storeys
Type	single-family House	New construction area in September 2013: 91.18㎡	House type	3SLDK
1 Matters recorded in the registration record (April 10, 2023)
	Holder’s address and name	Address: 2-13-13, Chuo-ku, Fukuoka City, Fukuoka Province Name: Tamiko Matsunaga
	Matters related to ownership	(yes or no)
	Matters concerning rights other than ownership	(Speech Yes ☐ No) The root is like a gun
The registered name and the lender’s name are the same / ☐ different reasons → Reason: sublease
Registered name and owner are the same/differe nt → Reason: Sublet

※ Due to the cancellation of short-term lease rights, if a lease contract is signed for a building where a (root) mortgage has been established, and a real estate auction is conducted based on the (root) mortgage, the purchaser will have to purchase the lease contract. Additionally, you cannot request a refund of your security deposit. Additionally, the buyer may ask you to move out. In this case, after transferring ownership through auction, you must pay the buyer an amount equal to the shipping costs and vacate the property within 6 months.

Type	█ General loan contract, regular loan contract, temporary loan
Period	From 2023/4/15 to 2025/4/14 (2 years and 0 months)
Renew	█ General lease contracts can be renewed (if the lessor refuses to renew for legitimate reasons, it cannot be renewed). Oral fixed-term tenancies are non-renewable and terminate at the end of the term (can be renewed by agreement).
☐ The fixed-term lease contract does not require notarization →The cost of notarization: ( )
4. Usage related matters and other usage restrictions
Usage Restrictions	For Residential Use Only
Usage Restrictions	Keeping pets (regardless of the species) is prohibited. Consultation on musical instruments is available. However, please pay attention to performance times, etc., so as not to disturb neighbors. If you want to bring pets with heavy objects, etc., please consult with the management company in advance.
Summary of legal restrictions
Law	No restrictions	Restricted content
※There may be other legal restrictions depending on the use of the property, such as residence, store, office, warehouse, etc. In this case, it is necessary to check other legal restrictions regarding the specific use plan.
5 Whether the house located within a developed residential land hazard zone		Residential Land Construction, etc. Regulation Act	Homestead disaster prevention areas: ☐ Outside. Inside → Explanation
6 Whether the relevant building is located within a landslip warning area		Law for Promotion of Countermeasures to Prevent Soil and Sand Disasters	Soil and sand disaster warning areas: ☐ Outside and inside → Explanation
7 Whether the building involved is within the tsunami disaster warning area		Tsunami Disaster Prevention Community Development Act	Tsunami hazard warning areas:█ External and internal → Description
8 Shape, structure, etc. when the construction project is completed (unfinished property) Fire-retardant area of built residential land: exterior/interior → Explanation		The property falls under the unfinished property category. (*The completed shape will be described in the documentation.) ☐ Not applicable.

9 Survey on asbestos use in buildings, earthquake diagnosis, and building condition survey
Are there records of asbestos use findings?	☐ None Unknown ☐ Yes (*Please check the attachment)
Asbestos use survey content	[Inquiry] ☐ Owner ☐ Management Company ( ) Ownership Management Association (for buildings with sectional ownership)
Is there an earthquake diagnosis?	☐ No export ☐ Not applicable (because it was built after June 1, 1981)
Contents of earthquake diagnosis	[Consultation] █ Owner ☐ Management Company ( ) Management Association (applicable to buildings with divided ownership)
Whether a building condition inspection has been performed (if performed within the past year)	Contents of Building Condition Survey [Contact Information] █ Owner/Lessor □ Management Company ( ) Owner/Title Management Association (for sectional title buildings)
10 The location of relevant residential buildings on the map (flood hazard map) provided by the mayor in accordance with the flood control law enforcement regulations
Is there a flood hazard map?	Flood ☐ Available map name: Fukuoka City (Chuo-ku) Flood Hazard Map Portal (Reference: Fukuoka City Disaster Prevention Promotion Section)
Rainwater (inland water) □Picture title: None (Reference: Fukuoka City Disaster Prevention Promotion Division)
Storm Surge ☐ Picture title: Fukuoka City (Chuo Ward) Storm Surge Hazard Map Kumu (Reference: Fukuoka City Disaster Prevention Promotion Section)
Location of residential buildings on flood hazard map	☐ The locations of relevant residential lots and buildings on relevant drawings (hazard maps) are as attached. Please note that what is listed on the flood hazard map may change in the future.